Exhibit 10.4

CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS EXHIBIT (A) BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL OR (B) IN ACCORDANCE WITH ITEM 601(A)(6) OF REGULATION S-K DUE TO PERSONAL PRIVACY CONCERNS. INFORMATION THAT HAS BEEN SO REDACTED FROM THIS EXHIBIT HAS BEEN MARKED WITH “[***]” TO INDICATE THE OMISSION.

FORM OF REGISTRATION RIGHTS AGREEMENT

THIS FORM OF REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of _____, 2026, by and among (i) Newbury Street II Acquisition Corp, a Cayman Islands exempted company (together with its successors, including after the Domestication (as defined below), the “SPAC”), and (ii) the undersigned parties listed as “Investors” on the signature page hereto (each, an “Investor” and collectively, the “Investors”).

WHEREAS, on or about the date hereof, SPAC, Newbury Street II Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”), Hugo Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of SPAC (“Merger Sub”), and Fort Robotics, Inc., a Delaware corporation (the “Target Company”), have entered into that certain Agreement and Plan of Merger (as amended from time to time in accordance with the terms thereof, the “Merger Agreement”), pursuant to which, among other matters, (a) SPAC shall continue out of the Cayman Islands and become domesticated as a corporation in the State of Delaware pursuant to the Companies Law and the applicable provisions of the DGCL (the “Domestication”) and (b) upon the consummation of the transactions contemplated thereby, Merger Sub will merge with and into the Target Company, with the Target Company continuing as the surviving entity and a wholly-owned subsidiary of SPAC (the “Merger”), and as a result of which, all of the issued and outstanding capital stock of the Target Company immediately prior to the Effective Time shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, in exchange for the right of each Company Stockholder to receive its pro rata share of the Merger Consideration Shares as set forth in the Merger Agreement, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the DGCL; and

WHEREAS, the parties desire to enter into this Agreement to provide the Investors with certain rights relating to the registration of the Merger Consideration Shares received by the Investors under the Merger Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Merger Agreement. The following capitalized terms used herein have the following meanings:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the principal executive officer or principal financial officer of SPAC, after consultation with counsel to SPAC, (i) would be required to be made in any Registration Statement or prospectus in order for the applicable Registration Statement or prospectus not to contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) SPAC has a bona fide business purpose for not making such information public.

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Beneficially Own” has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

“Board” means the Board of Directors of SPAC.

“Closing” means the consummation of the transactions contemplated by the Merger Agreement.

“Demand Registration” is defined in Section 2.2.1.

“Demanding Holder” is defined in Section 2.2.1.

“DGCL” means the General Corporation Law of the State of Delaware.

“Domestication” is defined in the recitals to this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

“Holder” means any holder of Registrable Securities who is a party to, or who succeeds to rights under, this Agreement pursuant to Section 6.2 hereof.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Investor Indemnified Party” is defined in Section 4.1.

“Investor(s)” is defined in the preamble to this Agreement, and includes any transferee of the Registrable Securities (so long as they remain Registrable Securities) of an Investor permitted under this Agreement and the Lock-Up Agreement, as applicable.

“IPO Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of October 31, 2024, by and among SPAC, the Sponsor and the other parties thereto, as amended from time to time in accordance with the terms thereof.

“IPO Registrable Securities” means those securities included in the definition of “Registrable Security” specified in the IPO Registration Rights Agreement.

“Lock-Up Agreement” means the lock-up agreement entered into by SPAC and certain security holders of the Target Company, pursuant to which such security holders of the Target Company agreed not to transfer the Merger Consideration Shares for a certain period of time after the Closing.

“Losses” is defined in Section 4.1.

“Maximum Number of Securities” is defined in Section 2.2.4.

“Merger Agreement” is defined in the recitals to this Agreement.

“Merger Sub” is defined in the recitals to this Agreement.

“Merger” is defined in the recitals to this Agreement.

“Piggy-Back Registration” is defined in Section 2.3.1.

“PIPE Registrable Securities” means those securities included in the definition of “Registrable Securities” specified in the Initial PIPE Subscription Agreements.

“Pro Rata” is defined in Section 2.2.4.

“Register,” “Registered” and “Registration” mean a registration or offering effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means any shares of SPAC Common Stock Beneficially Owned by an Investor as of immediately following the Closing. Registrable Securities also include any equity securities of SPAC issued as a dividend, split or other distribution with respect to or in exchange for or in replacement of the foregoing securities or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event with respect to SPAC Common Stock. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have ceased to be outstanding; (c) such securities have been sold to, or through, a broker, dealer or underwriter in a public offering; (d) such securities shall have been otherwise Transferred by a Holder, a new certificate or book-entry for such security not bearing a legend restricting further Transfer shall have been delivered by SPAC and subsequent public distribution of such security shall not require registration under the Securities Act; or (e) such securities are eligible for resale without registration pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for SPAC to be in compliance with the current public information required by Rule 144(i)(2).

“Registration Statement” means a registration statement filed by SPAC with the SEC in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Rule 144” means Rule 144 promulgated under the Securities Act or any successor rule thereto.

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

“Shelf Registration Statement” means a Registration Statement of SPAC filed with the SEC on either (a) Form S-3 (or any successor form or other appropriate form under the Securities Act) or (b) if SPAC is not permitted to file a Registration Statement on Form S-3, a Registration Statement on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act covering the Registrable Securities, as applicable.

“SPAC” is defined in the preamble to this Agreement.

“Sponsor” is defined in the preamble to this Agreement.

“Target Company” is defined in the recitals to this Agreement.

“Transfer” means to (A) exchange, transfer, assign, lend, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, or any right or interest therein, (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (C) publicly announce any intention to effect any transaction specified in clause (A) or (B). The terms “Transferee,” “Transferor,” “Transferred,” and other forms of the word “Transfer” shall have the correlative meanings.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

2. REGISTRATION RIGHTS.

2.1 Shelf Registration.

2.1.1 Shelf Registration Statement. SPAC shall use commercially reasonable to file, within thirty (30) calendar days following the Closing, a Shelf Registration Statement covering the resale of all Registrable Securities on a delayed or continuous basis (at SPAC’s sole cost and expense). SPAC further agrees that it shall not file any registration statement registering the resale of any of its securities other than the Shelf Registration Statement after the Closing Date until the Shelf Registration Statement has been declared effective by the SEC; provided, that, SPAC shall be permitted to include in the Shelf Registration Statement the securities registrable pursuant to (i) the IPO Registration Rights Agreement and (ii) the Initial PIPE Subscription Agreements. SPAC shall use commercially reasonable efforts to cause such Shelf Registration Statement to become effective under the Securities Act as soon as reasonably practicable after filing, but in no event later than the earlier of (i) the ninetieth (90th) calendar day following the filing date if the SEC notifies SPAC that it will review the Shelf Registration Statement and (ii) the fifth (5th) Business Day after the date SPAC is notified, orally or in writing, that the Shelf Registration Statement will not be reviewed or will not be subject to further review. SPAC shall maintain such Shelf Registration Statement continuously effective, available for use and in compliance with the Securities Act until all Registrable Securities covered by such Shelf Registration Statement have been sold or cease to be Registrable Securities. If SPAC files the Shelf Registration Statement on Form S-1, SPAC shall use commercially reasonable efforts to convert such Shelf Registration Statement, and any Subsequent Shelf Registration Statement, to a Shelf Registration Statement on Form S-3 as soon as reasonably practicable after SPAC becomes eligible to use Form S-3.

2.1.2 Subsequent Shelf Registration. If any Shelf Registration Statement ceases to be effective under the Securities Act while any Registrable Securities remain outstanding, SPAC shall use commercially reasonable efforts to cause such Shelf Registration Statement to again become effective as promptly as reasonably practicable or file an additional Shelf Registration Statement covering the resale of all Registrable Securities that remain Registrable Securities, and shall use commercially reasonable efforts to cause such additional Shelf Registration Statement to become effective as promptly as reasonably practicable after filing and to keep it continuously effective, available for use and in compliance with the Securities Act until all Registrable Securities covered thereby have been sold or cease to be Registrable Securities.

2.1.3 Underwritten Shelf Take-Downs. At any time when an effective Shelf Registration Statement is on file with the SEC, Investors holding at least a majority-in-interest of the Registrable Securities included on such Shelf Registration Statement may request to sell all or any portion of their Registrable Securities in an underwritten offering registered pursuant to such Shelf Registration Statement (“Underwritten Shelf Take-Down”); provided that SPAC shall be obligated to effect such Underwritten Shelf Take-Down only if the offering involves Registrable Securities having a reasonably anticipated net aggregate offering price, after deduction of underwriting commissions, of at least fifty million dollars ($50,000,000). Any such Underwritten Shelf Take-Down shall count as an Underwritten Offering (as defined in Section 2.2.3) for purposes of the limitations set forth in this Section 2.

2.2 Demand Registration.

2.2.1 Request for Registration. Subject to Sections 2.4 and 2.5 and solely at a time when a Shelf Registration Statement is not effective, at any time and from time to time after the Closing, Investors holding at least a majority-in-interest of the Registrable Securities then issued and outstanding may make a written demand for registration under the Securities Act of all or part of their Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand, a “Demand Registration”). Within ten (10) days following receipt of any request for a Demand Registration, SPAC will notify all other Investors holding Registrable Securities of the demand, and each Investor holding Registrable Securities who wishes to include all or a portion of such Investor’s Registrable Securities in the Demand Registration (each such Investor including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify SPAC within five (5) days after the receipt by the Investor of the notice from SPAC. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.2.4 and the provisos set forth in Section 3.1.1. SPAC shall not be obligated to effect more than an aggregate of two (2) Demand Registrations under this Section 2.2.1 in respect of all Registrable Securities. Notwithstanding anything in this Section 2.2 to the contrary, SPAC shall not be obligated to effect a Demand Registration under this Agreement, (i) if a Piggy-Back Registration had been available to the Demanding Holder(s) within the one-hundred twenty (120) days preceding the date of request for the Demand Registration, or (ii) within sixty (60) days after the effective date of a previous registration effected with respect to the Registrable Securities pursuant to this Section 2.2.

2.2.2 Effective Registration. Notwithstanding the provision of subsection 2.2.1 above or any other part of this Agreement, a Registration will not count as a Demand Registration until the Registration Statement filed with the SEC with respect to such Demand Registration has been declared effective by the SEC; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the SEC or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue with such Registration and accordingly notify SPAC in writing, but in no event later than five (5) days after such removal, rescission or termination, of such election; provided, further, that SPAC shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed pursuant to a Demand Registration becomes effective or is terminated.

2.2.3 Underwritten Offering. Subject to the provisions of subsection 2.2.4 and Sections 2.4 and 2.5 hereof, if a majority-in-interest of the Demanding Holders so elect and advise SPAC as part of their written demand for a Demand Registration and the offering of such Registrable Securities involves the offer and sale of Registrable Securities having a reasonably anticipated net aggregate offering price (after deduction of any underwriting commissions) of at least fifty million dollars ($50,000,000), the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering (“Underwritten Offering”). In such event, the right of any Demanding Holder to include its Registrable Securities in such registration shall be conditioned upon such Demanding Holder’s participation in such underwritten offering and the inclusion of such Demanding Holder’s Registrable Securities in the underwritten offering to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwritten offering under this subsection 2.2.3 shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwritten offering by the SPAC and reasonably acceptable to a majority-in-interest of Demanding Holders.

2.2.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering, in good faith, advises SPAC and the Demanding Holders in writing that the dollar amount or number of Registrable Securities which the Demanding Holders desire to sell, taken together with all other shares of SPAC Common Stock or other securities which SPAC desires to sell and the shares of SPAC Common Stock or other securities, if any, as to which Registration by SPAC has been requested pursuant to written contractual piggy-back registration rights held by other security holders of SPAC who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Number of Securities”), then SPAC shall include in such Registration: (i) first, (A) the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders and (B) the IPO Registrable Securities for the account of any Persons who have exercised demand registration rights pursuant to the IPO Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing (all pro rata in accordance with the number of securities that each applicable Person has requested be included in such registration, regardless of the number of securities held by each such Person, as long as they do not request to include more securities than they own (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), Registrable Securities of Investors as to which registration has been requested pursuant to Section 2.3 and IPO Registrable Securities as to which registration has been requested pursuant to the written contractual piggy-back registration rights under the IPO Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of SPAC Common Stock or other securities that SPAC desires to sell that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of SPAC Common Stock or other securities for the account of other Persons that SPAC is obligated to register pursuant to written contractual arrangements with such Persons (other than this Agreement or the IPO Registration Rights Agreement) that can be sold without exceeding the Maximum Number of Securities.

2.2.5 Withdrawal. A Demanding Holder may withdraw all or any portion of their Registrable Securities included in a Demand Registration from such Demand Registration at any time prior to the effectiveness of the Demand Registration Statement. If a majority-in-interest of the Demanding Holders disapprove of the terms of any underwritten offering or are not entitled to include all of their Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to SPAC and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the SEC with respect to such Demand Registration. If the majority-in-interest of the Demanding Holders (i) withdraws from a proposed offering relating to a Demand Registration in such event and (ii) reimburses the reasonable costs and expenses of SPAC incurred in respect of such aborted Demand Registration, then such registration shall not count as a Demand Registration provided for in Section 2.2.

2.3 Piggy-Back Registration.

2.3.1 Piggy-Back Rights. If at any time after the Closing, SPAC proposes to file a Registration Statement under the Securities Act with respect to the Registration of or an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by SPAC for its own account or for security holders of SPAC for their account (or by SPAC and by security holders of SPAC including pursuant to Section 2.2), other than a Registration Statement (i) filed to register the resale of the PIPE Registrable Securities under the Initial PIPE Subscription Agreements, (ii) filed in connection with any employee share option or other benefit plan, (iii) for an exchange offer or offering of securities solely to SPAC’s existing security holders, (iv) for an offering of debt that is convertible into equity securities of SPAC, (v) for a “universal” Shelf Registration Statement, (vi) for a registration pursuant to Section 2.1 or (vii) for a dividend reinvestment plan, then SPAC shall (x) give written notice of such proposed filing to Investors holding Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date or confidential submission date, which notice shall describe the amount and type of securities to be included in such Registration or offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to Investors holding Registrable Securities in such notice the opportunity to register the sale of such number of Registrable Securities as such Investors may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). To the extent permitted by applicable securities laws with respect to such registration by SPAC, SPAC shall use its commercially reasonable efforts to cause (i) such Registrable Securities to be included in such registration and (ii) the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of SPAC and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All Investors holding Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration. Each Holder shall keep confidential its receipt of any such notice until the contents of such notice are publicly announced by SPAC or until otherwise notified by SPAC, except (A) for disclosure to such Holder’s employees, agents and professional advisers who need to know such information and are obligated to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners who have agreed to keep such information confidential or (C) as required by law (as advised by legal counsel) or subpoena.

2.3.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering, in good faith, advises SPAC and Investors holding Registrable Securities proposing to distribute their Registrable Securities through such Piggy-Back Registration in writing that the dollar amount or number of shares of SPAC Common Stock or other SPAC securities which SPAC desires to sell, taken together with the shares of SPAC Common Stock or other SPAC securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the Investors holding Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.3, and the shares of SPAC Common Stock or other SPAC securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other security holders of SPAC, exceeds the Maximum Number of Securities, then SPAC shall include in any such registration:

(a) If the registration is undertaken for SPAC’s account: (i) first, the shares of SPAC Common Stock or other securities that SPAC desires to sell that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.3 and IPO Registrable Securities as to which registration has been requested pursuant to the written contractual piggy-back registration rights under the IPO Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of SPAC Common Stock or other equity securities for the account of other Persons that SPAC is obligated to register pursuant to separate written contractual arrangements with such Persons (other than this Agreement or the IPO Registration Rights Agreement) that can be sold without exceeding the Maximum Number of Securities;

(b) If the registration is a Demand Registration undertaken at the demand of Demanding Holders pursuant to Section 2.2: (i) first, (A) the shares of SPAC Common Stock or other securities for the account of the Demanding Holders and (B) the IPO Registrable Securities for the account of any Persons who have exercised demand registration rights pursuant to the IPO Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (iii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), Registrable Securities of Investors as to which registration has been requested pursuant to Section 2.3 and the IPO Registrable Securities as to which registration has been requested pursuant to the written contractual piggy-back registration rights under the IPO Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of SPAC Common Stock or other securities that SPAC desires to sell that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of SPAC Common Stock or other equity securities for the account of other Persons that SPAC is obligated to register pursuant to separate written contractual arrangements with such Persons (other than this Agreement or the IPO Registration Rights Agreement) that can be sold without exceeding the Maximum Number of Securities;

(c) If the registration is a Demand Registration undertaken at the demand of holders of IPO Registrable Securities under the IPO Registration Rights Agreement: (i) first, the IPO Registrable Securities for the account of the demanding holders under the IPO Registration Rights Agreement and the Registrable Securities for the account of Demanding Holders who have exercised demand registration rights pursuant to Section 2.2 during the period under which the demand registration under the IPO Registration Rights Agreement is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.3 and the IPO Registrable Securities as to which registration has been requested pursuant to the written contractual piggy-back registration rights under the IPO Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of SPAC Common Stock or other securities that SPAC desires to sell that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of SPAC Common Stock or other equity securities for the account of other Persons that SPAC is obligated to register pursuant to separate written contractual arrangements with such Persons (other than this Agreement or the IPO Registration Rights Agreement) that can be sold without exceeding the Maximum Number of Securities; and

(d) If the registration is a Demand Registration undertaken at the demand of Persons other than either Demanding Holders under Section 2.2 or the holders of IPO Registrable Securities exercising demand registration rights under the IPO Registration Rights Agreement: (i) first, the shares of SPAC Common Stock or other securities for the account of the demanding Persons that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.3 and IPO Registrable Securities as to which registration has been requested pursuant to the written contractual piggy-back registration rights under the IPO Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of SPAC Common Stock or other securities that SPAC desires to sell that can be sold without exceeding the Maximum Number of Securities; (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of SPAC Common Stock or other equity securities for the account of other Persons that SPAC is obligated to register pursuant to separate written contractual arrangements with such Persons (other than this Agreement or the IPO Registration Rights Agreement) that can be sold without exceeding the Maximum Number of Securities.

2.3.3 Withdrawal. Any Investor holding Registrable Securities may elect to withdraw such Investor’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to SPAC of such request to withdraw prior to the effectiveness of the Registration Statement. In connection with Section 2.3, SPAC (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement without any liability to the applicable Investor, subject to the next sentence and the provisions of Section 4. Notwithstanding any such withdrawal, SPAC shall pay all expenses incurred in connection with such Piggy-Back Registration as provided in Section 3.3 (subject to the limitations set forth therein) by Investors holding Registrable Securities that requested to have their Registrable Securities included in such Piggy-Back Registration.

2.4 Restriction of Offerings. Notwithstanding anything to the contrary contained in this Agreement, an Investor shall not be entitled to request, and SPAC shall not be obligated to request the SEC to declare any registration (including any Demand Registration but not including Piggy-Back Registration) effective pursuant to this Section 2 with respect to any Registrable Securities that are subject to the transfer restrictions under the applicable Investor’s Lock-Up Agreement, as applicable.

2.5 Limitation on Underwritten Offerings. Notwithstanding anything to the contrary contained in this Agreement, SPAC shall not be obligated to effect (i) more than three (3) Underwritten Offerings, including any Underwritten Shelf Take-Downs, in the aggregate pursuant to this Agreement, or (ii) more than one (1) Underwritten Offering, including any Underwritten Shelf Take-Down, in any one hundred eighty (180)-day period. For purposes of the foregoing, any Demand Registration or Underwritten Shelf Take-Down shall not count against the limitations in this Section 2.5 to the extent that the applicable Investors are not able to sell at least fifty percent (50%) of the Registrable Securities requested to be sold in such Demand Registration or Underwritten Shelf Take-Down as a result of the managing Underwriter or Underwriters advising SPAC that marketing factors require a limitation on the number of securities to be included in such offering.

2.6 Term. This Section 2 shall terminate on the earlier of (i) the fifth (5th) anniversary of the date of this Agreement and (ii) with respect to any Investor, on the date that such Investor no longer holds any Registrable Securities.

2.7 “Market Stand-Off” Agreement. Each Holder hereby agrees with SPAC that, with respect to Underwritten Offerings in which such Holder participates, during such period (which period shall in no event exceed 90 days) following the effective date of a Registration Statement of SPAC (or, in the case of an Underwritten Shelf Take-Down, the date of the final Prospectus or Prospectus supplement relating to such Underwritten Offering (or if there is no such filing, the first contemporaneous press release announcing the pricing of such Underwritten Offering)) as the Holders that own a majority of the Registrable Securities participating in such Underwritten Offering may agree to with the Underwriter or Underwriters of such Underwritten Offering (a “Market Stand-Off Period”), such Holder or its Affiliates shall not Transfer (other than to donees who agree to be similarly bound) any Registrable Securities held by it at any time during such period except Registrable Securities included in such Registration. In connection with any Underwritten Offering contemplated by this Section 2.7 SPAC shall use commercially reasonable efforts to cause each director and executive officer of SPAC to execute a customary lock-up agreement with the Underwriter or Underwriters of such Underwritten Offering for the Market Stand-Off Period. Each Holder participating in such Underwritten Offering agrees with SPAC that it shall deliver to the Underwriter or Underwriters for any such Underwritten Offering a customary lock-up agreement (with customary terms, conditions and exceptions) that is substantially similar to the agreement delivered to the Underwriter or Underwriters by the Holders that own a majority of the Registrable Securities participating in such Underwritten Offering reflecting their agreement set forth in this Section 2.7; provided, that such agreement shall not be materially more restrictive than any similar agreement entered into by SPAC’s directors and executive officers; provided, further, that such agreement shall not be required unless all Holders participating in such Underwritten Offering are required to enter into similar agreements; provided, further, that such agreement shall provide that any early release of any Holder, director or executive officer from the provisions of the terms of such agreement shall be on a pro rata basis among all Holders so bound.

3. REGISTRATION PROCEDURES.

3.1 Filings; Information. Whenever SPAC is required to effect the registration of any Registrable Securities pursuant to Section 2, SPAC shall use its commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

3.1.1 Filing Registration Statement.Whenever required under Section 2, SPAC shall use its commercially reasonable efforts to, as expeditiously as possible, prepare and file with the SEC a Registration Statement on any form for which SPAC then qualifies or which counsel for SPAC shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its commercially reasonable efforts to cause such Registration Statement to become effective and use its commercially reasonable efforts to keep it effective for the period required by Section 3.1.3; provided, however, if (provided that SPAC continues to actively employ, in good faith, all commercially reasonable efforts to cause the applicable Registration Statement to become effective), (i) the Investors pursuant to this Agreement have requested an underwritten Registration and SPAC and the Investors are unable to obtain the commitment of underwriters to firmly underwrite the offer or (ii) in the good faith judgment of the Board such Registration would require SPAC to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to SPAC for reasons beyond SPAC’s control, then in each case SPAC shall furnish to such Investors a certificate signed by the Chairman of the Board or an executive officer of SPAC stating that in the good faith judgment of the Board such Registration would require SPAC to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to SPAC for reasons beyond SPAC’s control and that SPAC therefore will defer the filing of such Registration Statement or, in the case of a Shelf Registration Statement, require the Holders not to sell under such Registration Statement or to suspend the effectiveness thereof. In such event, SPAC shall have the right to defer such filing or, in the case of a Shelf Registration Statement, require the Holders not to sell under such Registration Statements or to suspend the effectiveness thereof, on not more than two (2) occasions for a period of not more than sixty (60) consecutive days in any three hundred sixty (360)-day period.

3.1.2 Copies. SPAC shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to Investors holding Registrable Securities included in such registration, and such Investors’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as Investors holding Registrable Securities included in such registration or legal counsel for any such Investors may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investors.

3.1.3 Amendments and Supplements. SPAC shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act, including all financial statements or schedules, until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn or until such time as the Registrable Securities cease to be Registrable Securities as defined by this Agreement.

3.1.4 Reporting Obligations. As long as any Investors shall own Registrable Securities, SPAC, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by SPAC after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Investors with true and complete copies of all such filings; provided that any documents publicly filed or furnished with the SEC pursuant to the Electronic Data Gathering, Analysis and Retrieval System shall be deemed to have been furnished or delivered to the Investors pursuant to this Section 3.1.4.

3.1.5 Other Obligations. In connection with a sale or transfer of Registrable Securities exempt from Section 5 of the Securities Act or through any broker-dealer transactions described in the plan of distribution set forth within the prospectus included in the Registration Statement, SPAC shall, subject to the receipt of any customary documentation reasonably required from the applicable Investors in connection therewith, (a) promptly instruct its transfer agent to remove any restrictive legends applicable to the Registrable Securities being sold or transferred and (b) cause its legal counsel to deliver the necessary legal opinions, if any, to the transfer agent in connection with the instruction under subclause (a). In addition, SPAC shall cooperate reasonably with, and take such customary actions as may reasonably be requested by the Investors, in connection with the aforementioned sales or transfers.

3.1.6 Notification. After the filing of a Registration Statement, SPAC shall promptly, and in no event more than five (5) Business Days after such filing, notify Investors holding Registrable Securities included in such Registration Statement of such filing, and shall further notify such Investors promptly and confirm such advice in writing in all events within two (2) Business Days after the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the SEC of any stop order (and SPAC shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the SEC for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to Investors holding Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the SEC a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, SPAC shall furnish to Investors holding Registrable Securities included in such Registration Statement and to the legal counsel for any such Investors, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such Investors and legal counsel with a reasonable opportunity to review such documents and comment thereon; provided that such Investors and their legal counsel must provide any comments promptly (and in any event within five (5) Business Days) after receipt of such documents.

3.1.7 State Securities Laws Compliance. SPAC shall use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as Investors holding Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and (ii) take such action reasonably necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of SPAC and do any and all other acts and things that may be reasonably necessary or advisable to enable Investors holding Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that SPAC shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or take any action to which it would be subject to general service of process or to taxation in any such jurisdiction where it is not then otherwise subject.

3.1.8 Agreements for Disposition. To the extent required by the underwriting agreement or similar agreements, SPAC shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of SPAC in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of Investors holding Registrable Securities included in such Registration Statement. No Investor holding Registrable Securities included in such Registration Statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such Investor’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such Investor’s material agreements and organizational documents, and with respect to written information relating to such Investor that such Investor has furnished in writing expressly for inclusion in such Registration Statement.

3.1.9 Cooperation. The principal executive officer of SPAC, the principal financial officer of SPAC, the principal accounting officer of SPAC and all other officers and members of the management of SPAC shall reasonably cooperate in any offering of Registrable Securities hereunder, which cooperation shall include the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

3.1.10 Records. SPAC shall make available for inspection by Investors holding Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by any Investor holding Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of SPAC, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause SPAC’s officers, directors and employees to supply all information reasonably requested by any of them in connection with such Registration Statement; provided that SPAC may require execution of a reasonable confidentiality agreement prior to sharing any such information.

3.1.11 Opinions and Comfort Letters. SPAC shall obtain from its counsel and accountants customary legal opinions and customary comfort letters, to the extent so reasonably required by any underwriting agreement.

3.1.12 Earnings Statement. SPAC shall comply with all applicable rules and regulations of the SEC and the Securities Act, and make available to its shareholders if reasonably required, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months beginning with the first day of SPAC’s first full calendar quarter after the effective date of a registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the SEC).

3.1.13 Listing. SPAC shall use its commercially reasonable efforts to cause all Registrable Securities that are shares of SPAC Common Stock included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by SPAC are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to Investors holding a majority-in-interest of the Registrable Securities included in such registration.

3.1.14 Road Show. If the registration involves an Underwritten Offering, SPAC shall use its commercially reasonable efforts to make available senior executives of SPAC to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any underwritten offering.

3.2 Obligation to Suspend Distribution. Upon receipt of any notice from SPAC of the happening of any event of the kind described in Section 3.1.6(iv), or upon receipt of any notice from SPAC that the Registration Statement or prospectus included therein contains a misstatement of material fact or omits to state a material fact, each Investor holding Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor receives the supplemented or amended prospectus contemplated by Section 3.1.6(iv) or until advised in writing by SPAC that the use of the prospectus may be resumed (it being understood that SPAC hereby covenants to prepare and file such supplement or amendment as soon as reasonably practicable after the time of such notice).

3.3 Registration Expenses. Subject to Section 4, SPAC shall bear all reasonable costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.2, any Piggy-Back Registration pursuant to Section 2.3, and any registration on Shelf Registration Statement effected pursuant to Section 2.1, and all reasonable expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) SPAC’s internal expenses (including all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.13; (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for SPAC and fees and expenses for independent certified public accountants retained by SPAC (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.11); (viii) the reasonable fees and expenses of any special experts retained by SPAC in connection with such registration; and (ix) the reasonable fees and expenses of one legal counsel selected by Investors holding a majority-in-interest of the Registrable Securities included in such registration for such legal counsel’s review, comment and finalization of the proposed Registration Statement and other relevant documents, provided, however, that such reimbursable fees and expenses of counsel shall not exceed $[50,000] per Registration. SPAC shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, only if the Underwriters require the selling security holders and/or SPAC to bear the expenses of the Underwriter following good faith negotiations, all selling security holders and SPAC shall bear the expenses of the Underwriter pro rata in proportion to the respective amount of securities each is selling in such offering.

3.4 Information. Investors holding Registrable Securities included in any Registration Statement shall provide such information as may reasonably be requested by SPAC, or the managing Underwriter, if any, in connection with the preparation of such Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the obligation to comply with federal and applicable state securities laws. Investors selling Registrable Securities in any offering must provide all questionnaires, powers of attorney, custody agreements, stock powers, and other documentation reasonably requested by SPAC or the managing Underwriter. Notwithstanding anything to the contrary contained herein, if any Holder does not provide SPAC with information requested pursuant to this Section 3.4, SPAC may exclude such Holder’s Registrable Securities from the applicable Registration Statement if SPAC determines, based on the advice of outside counsel, that such information is necessary to effect the Registration and such Holder continues thereafter to withhold such information.

4. INDEMNIFICATION AND CONTRIBUTION.

4.1 Indemnification by SPAC. Subject to the provisions of this Section 4.1 below, SPAC agrees to indemnify and hold harmless each Investor, and each Investor’s officers, employees, affiliates, directors, partners, members, investment advisers, attorneys and agents, and each Person, if any, who controls an Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Investor Indemnified Party”), from and against any expenses, losses, judgments, claims, actions, damages or liabilities (collectively, “Losses”), whether joint or several, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by SPAC of the Securities Act or any rule or regulation promulgated thereunder applicable to SPAC and relating to action or inaction required of SPAC in connection with any such registration (provided, however, that the indemnification contained in this Section 4.1 shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of SPAC, such consent not to be unreasonably withheld, delayed or conditioned); and SPAC shall promptly reimburse the Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Investor Indemnified Party in connection with investigating and defending any such Loss; provided, however, that SPAC will not be liable in any such case to the extent that any such Loss arises out of or is based upon any untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to SPAC, in writing, by such selling Investor or Investor Indemnified Party expressly for use therein. SPAC also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each Person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.

4.2 Indemnification by Holders of Registrable Securities . Subject to the provisions of this Section 4.2 below, each Investor selling Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling Investor, indemnify and hold harmless SPAC, each of its directors and officers and each Underwriter (if any), and each other Person, if any, who controls such Underwriter within the meaning of the Securities Act, against any Losses, whether joint or several, insofar as such Losses arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to SPAC by such selling Investor expressly for use therein (provided, however, that the indemnification contained in this Section 4.2 shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the indemnifying Investor, such consent not to be unreasonably withheld, delayed or conditioned), and shall reimburse SPAC, its directors and officers, each Underwriter and each other controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such Loss. Each selling Investor’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling Investor in the applicable offering.

4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person of any notice of any Loss in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such Person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the “Indemnifying Party”) in writing of the Loss; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party if the Indemnifying Party provides notice of such to the Indemnified Party within thirty (30) days of the Indemnifying Party’s receipt of notice of such claim. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party (which shall not be unreasonably delayed or withheld), consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4 Contribution.

4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any Loss referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such Loss, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

4.4.3 The amount paid or payable by an Indemnified Party as a result of any Loss referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Investor holding Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such Investor from the sale of Registrable Securities which gives rise to such contribution obligation. Any contribution obligation of the Investors shall be several and not joint. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

5. RULE 144 and 145.

5.1 Rule 144 and 145. SPAC covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as Investors holding Registrable Securities may reasonably request, all to the extent required from time to time to enable such Investors to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and 145 under the Securities Act, as such Rule 144 and 145 may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

6. MISCELLANEOUS.

6.1 Other Registration Rights. SPAC represents and warrants that as of the date of this Agreement, except as set forth in the Merger Agreement, no Person, other than the holders of (i) Registrable Securities, (ii) the PIPE Registrable Securities and (iii) IPO Registrable Securities, has any right to require SPAC to register any of SPAC’s capital stock for sale or to include SPAC’s capital stock in any registration filed by SPAC for the sale of capital stock for its own account or for the account of any other Person.

6.2 Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of SPAC hereunder may not be assigned or delegated by SPAC in whole or in part without the written consent of the Investors holding at least a majority-in-interest of the Registrable Securities held by all Investors and by holders of a majority-in-interest of the IPO Registrable Securities. Except as otherwise permitted pursuant to this Agreement, no Holder may assign such Holder’s rights and obligations under this Agreement, in whole or in part, without the prior written consent of SPAC. Any such assignee may not again assign those rights, other than in accordance with this Section 6.2. Any attempted assignment of rights or obligations in violation of this Section 6.2 shall be null and void. Notwithstanding anything to the contrary contained in this Agreement (other than the succeeding sentence of this Section 6.2), (i) prior to the expiration of the restrictions in the Lock-Up Agreement, a Holder may not Transfer such Holder’s rights or obligations under this Agreement in connection with a Transfer of such Holder’s Registrable Securities, in whole or in part, except in connection with a Transfer in accordance with the terms of the Lock-Up Agreement; and (ii) after the expiration of the restrictions in the Lock-Up Agreement with respect to any Registrable Securities held by a Holder, a Holder may Transfer such Holder’s rights or obligations under this Agreement in connection with a Transfer of such Registrable Securities, in whole or in part, (x) in accordance with the terms of the Lock-Up Agreement or (y) to any Person with the prior written consent of SPAC. Any Transferee of Registrable Securities (other than pursuant to an effective registration statement under the Securities Act or pursuant to a Rule 144 transaction) shall, except as otherwise expressly stated herein, have all the rights and be subject to all of the obligations of the Transferor Holder under this Agreement and shall be required, at the time of and as a condition to such Transfer, to become a party to this Agreement by executing and delivering a joinder in a form reasonably acceptable to SPAC. No Transfer of Registrable Securities by a Holder shall be registered on SPAC’s books and records, and such Transfer of Registrable Securities shall be null and void and not otherwise effective, unless any such Transfer is made in accordance with the terms and conditions of this Agreement, and SPAC is hereby authorized by all of the Holders to enter appropriate stop transfer notations on its transfer records to give effect to this Agreement. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties hereto and holders of the IPO Registrable Securities, to the permitted assigns of the Investors or holders of IPO Registrable Securities or of any assignee of the Investors or holders of IPO Registrable Securities. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Section 2.3.2, Section 4 and this Section 6.2.

6.3 Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by email with affirmative confirmation of receipt, (iii) one (1) Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to SPAC prior to the Closing, to: Newbury Street II Acquisition Corp 121 High Street, Floor 3 Boston, Massachusetts 02110 Attn: Thomas Bushey Telephone No.: (617) 334-2805 Email: [***]

With a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn:       Matthew A. Gray, Esq.

Barry I. Grossman, Esq.
Telephone No.: (212) 370-1300
Email:     [***];

[***]

If to SPAC from and after the Closing, to: Fort Robotics, Inc. 1608 Walnut St. 12th Floor Philadelphia, PA 19103 Attn: Samuel Reeves Telephone: (267) 515-5880 Email: [***]	With copies (which shall not constitute notice) to: Fenwick & West LLP 902 Broadway 18th Floor New York, NY 10010 Attn: Aman D. Singh Telephone No.: (212) 430-2600 Email: [***]

If to an Investor, to: the address set forth below Investor’s name on the signature page to this Agreement.

6.4 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable. Notwithstanding anything to the contrary contained in this Agreement, in the event that a duly executed copy of this Agreement is not delivered to SPAC by a Person receiving Registrable Securities in connection with the Closing, such Person failing to provide such signature (other than any holder of IPO Registrable Securities) shall not be a party to this Agreement or have any rights or obligations hereunder, but such failure shall not affect the rights and obligations of the other parties to this Agreement as amongst such other parties.

6.5 Entire Agreement. This Agreement (together with the Merger Agreement, and the Lock-Up Agreement to the extent incorporated herein, and including all agreements entered into pursuant hereto or thereto or referenced herein or therein, including without limitation the IPO Registration Rights Agreement, the Initial PIPE Subscription Agreements, and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, relating to the subject matter hereof; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Merger Agreement or any other Ancillary Document (as defined in the Merger Agreement) or the rights or obligations of the parties under the IPO Registration Rights Agreement or the Initial PIPE Subscription Agreements.

6.6 Interpretation. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

6.7 Amendments; Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written agreement or consent of SPAC and Investors holding a majority-in-interest of the Registrable Securities; provided, that any amendment or waiver of this Agreement which affects an Investor in a manner materially and adversely disproportionate to other Investors will also require the consent of such Investor. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

6.8 Remedies Cumulative. In the event a party fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the other parties may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

6.9 Governing Law; Jurisdiction; Waiver of Jury Trial. Sections 9.6 and 9.7 of the Merger Agreement shall apply to this Agreement mutatis mutandis.

6.10 Termination of Merger Agreement. This Agreement shall be binding upon each party upon such party’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the Closing. In the event that the Merger Agreement is validly terminated in accordance with its terms prior to the Closing, this Agreement shall automatically terminate and become null and void and be of no further force or effect, and the parties shall have no obligations hereunder.

6.11 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Copies of executed counterparts of this Agreement transmitted by electronic transmission (including by email or in .pdf format) or facsimile as well as electronically or digitally executed counterparts (such as DocuSign) shall have the same legal effect as original signatures and shall be considered original executed counterparts of this Agreement.

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

SPAC:

Newbury Street II Acquisition Corp

By:

Name:

Title:

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

[INVESTOR]

By:

Name:

Title:

Address for Notice:

Address:

Facsimile No.:
Telephone No.:

Email:

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